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                                                                  Exhibit 10.120

                                 EQUIPMENT LEASE

         LEASE made as of the 4th day of April, 2004, by and between LJH, LTD., a Texas Limited Partnership, of 377 Neva Lane, Denison, Texas 75020, hereinafter referred to as the Lessor, and TIMCO Aviation Services, Inc., a Delaware Corporation, 623 Radar Road, Greensboro, North Carolina 27410, hereinafter referred to as the Lessee. In consideration of the mutual promises herein contained, the parities hereto agree as follows:

                                    ARTICLE I
                                      LEASE

                                EQUIPMENT LEASED

         The Lessor hereby leases to the Lessee and the Lessee hereby leases and hires from the Lessor, the equipment and other property described in Exhibit "A" attached hereto. All said equipment and other property is hereinafter called "Equipment". Exhibit "A" shall be supplemented as additional equipment is acquired by Lessor and included as Equipment leased hereunder.

                                   ARTICLE II
                                      TERM

                                    DURATION

         The term of this Lease commences on the date hereof and ends February 28, 2006.

                                  ARTICLE III
                                      RENT

         3.01 Amount. The Rent for all items of Equipment shall be the sum of $74,076.67 per month. The Lessee shall pay said Rent monthly on the 19th day of each month beginning April 19, 2004, at the office of the Lessor, or at such other place as the Lessor may from time to time designate in writing.

         3.02 Security Deposit. Lessee has made no security deposit in connection with this Lease.

         3.03 Default. If the Lessee with regard to any item or items of Equipment fails to pay Rent or other amount herein provided within TEN (10) days after the same is due and payable, or if any execution or any other writ or process shall be issued in any action or proceeding against the Lessee whereby said Equipment may be seized, taken, or distrained, or if a proceeding in bankruptcy, receivership, or insolvency shall be instituted by or against the Lessee or its property, or if the Lessee shall enter into any arrangement or composition with its creditors, or if Lessee, with regard to any item or items of Equipment, fails to observe, keep, or perform any other provision of this Lease required to be observed, kept, or performed by the Lessee, the Lessor shall, if such default shall continue for FIVE (5) days after written notice thereof, have the right to exercise any one or more of the following remedies:

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                  (1)      To declare the entire amount of Rent hereunder
         immediately due and payable as to any or all items of Equipment, without notice or demand to the Lessee.

                  (2) To sue for and recover all Rent and other payments then accrued or thereafter accruing, with respect to any or all items of Equipment.

                  (3) To take possession of any or all items of Equipment, without demand or notice, wherever the same may be located, without any court order or other process of law. The Lessee hereby waives any and all damages occasioned by such taking of possession. Any said taking of possession shall not constitute a termination of this Lease as to any or all items of Equipment unless the Lessor expressly so notifies the Lessee in writing.

                  (4) To terminate this Lease as to any or all items of Equipment.

                  (5)      To pursue any other remedy at law or in equity.

         Notwithstanding any said repossession, or any other action which the Lessor may take, the Lessee shall be and remain liable for the full performance of all obligations to be performed by the Lessee under this Lease.

         All such remedies are cumulative, and may be exercised concurrently or separately.

         3.04 Interest. If the Lessee fails to pay any part of the Rent herein reserved or any other sum required by the Lessee to be paid to the Lessor within TEN (10) days after the due date thereof, the Lessee shall pay to the Lessor interest on such delinquent payment from the expiration of said TEN (10) days until paid at the rate of 18 percent per annum.

         3.05 Offset. The Lessee may not assert, any existing or future claims, defenses, and offsets against any Rent or other payments due hereunder. The Lessee agrees to pay the Rent and other amounts hereunder before deducting any claim, defense or offset which may be asserted by the Lessee or on its behalf.

                                   ARTICLE IV
                                       USE

         4.01 Manner of Use. The Lessee shall use the Equipment in a careful and proper manner and shall comply with all laws, ordinances, and regulations relating to the possession, use, or maintenance of the Equipment.

         4.02 Markings. If at any time during the term of this Lease, the Lessor supplies the Lessee with labels, plates or other markings, stating that the Equipment is owned by the Lessor, the Lessee shall affix and keep the same in a prominent place on the Equipment

                                    ARTICLE V
                                   INSPECTION

         5.01 Lessee's Inspection. The Lessee acknowledges that he has inspected the Equipment and finds that the Equipment is in good condition and repair.

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         5.02     Lessor's Inspection. The Lessor shall, at any and all times during business hours, have the right to enter into and on the premises where the Equipment may be located for the purpose of inspection the same or observing its use. The Lessee shall give the Lessor immediate notice of any attachment or other judicial process affecting any item of Equipment and shall, whenever requested by the Lessor, advise the Lessor of the exact location of the Equipment.

                                   ARTICLE VI
                             ALTERATIONS AND REPAIRS

         6.01 Alterations. Without the prior written consent of the Lessor, the Lessee shall not make any alterations, additions, or improvements to the Equipment. All additions and improvements of whatsoever kind or nature made to the Equipment shall belong to and become the property of the Lessor on the termination of this Lease.

         6.02 Repairs. The Lessee, at its own cost and expense, shall keep the Equipment in good repair, condition, and working order and shall furnish any and all parts, mechanisms, and devices required to keep the Equipment in good mechanical and working order.

                                   ARTICLE VII
                                 LOSS AND DAMAGE

         7.01 Risk of Loss and Damage. The Lessee shall bear the entire risk of loss and damage to the Equipment from any and every cause. No loss or damage to the Equipment or any part thereof shall impair any obligation of the Lessee under this Lease which shall continue in full force and effect.

         7.02 Options of Lessor. In the event of loss or damage of any kind to any item of Equipment, the Lessee, at the option of the Lessor, shall:

                  (1) Place the same in good repair, condition, and working order; or

                  (2) Replace the same with like Equipment in good repair, condition, and working order.

         7.03 Stipulated Loss Value. If the Equipment is determined by the Lessor to be lost, stolen, destroyed, or damaged beyond repair, the Lessee shall replace the same with like Equipment in good repair, condition and working order.

                                  ARTICLE VIII
                                    SURRENDER

         On the expiration or earlier termination of this Lease, with respect to any item of Equipment, the Lessee shall return the same to the Lessor in good repair, condition, and working order (ordinary wear and tear resulting from proper use thereof alone excepted).

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                                   ARTICLE IX
                               INSURANCE AND TAXES

         9.01 Insurance. The Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the fun replacement value thereof as determined by the Lessor. The Lessee shall carry public liability and property insurance in the form and amount and with companies approved by the Lessor, and shall be in the joint names of the Lessor and Lessee. The Lessee shall pay the premiums therefor and shall deliver said policies, or duplicates thereof, to the Lessor. Each insurer shall agree, by endorsement on the policy issued by it or by independent instrument furnished to the Lessor, that it will give the Lessor and Lessee THIRTY (30) days written notice before the policy in question shall be altered or cancelled. The proceeds of such insurance shall be applied toward the replacement, restoration, or repair of the Equipment.

         9.02 Taxes. The Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances and shall pay all license fees, registration fees, assessments, charges, and taxes which may now or hereafter be imposed on the ownership, leasing, renting, sale, possession, or use of the Equipment

         9.03 Lessee's Payment. In case of failure of the Lessee to procure or maintain said insurance or to pay said fees, assessments, charges, and taxes, as hereinbefore specified, the Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay said fees, assessments., charges, and taxes, as the case may be. In that event, the cost thereof shall be repayable to the Lessor with the next installment of Rent, and failure to repay the same shall carry with it the same consequences, including interest at 18 percent per annum, as failure to pay any installment of Rent.

                                    ARTICLE X
                                   WARRANTIES

         THE LESSOR MAKES NO WARRANTIES WHATSOEVER CONCERNING THE SUITABILITY AND CONDITION OF THE EQUIPMENT.

                                   ARTICLE XI
                                PERSONAL PROPERTY

         The Equipment is, and shall at all times be and remain, personal property, notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting on, real property or any building thereon.

                                   ARTICLE XII
                            OWNERSHIP AND ASSIGNMENT

         12.01 Ownership. The Equipment is, and shall at all times be and remain, the sole and exclusive property of the Lessor. The Lessee shall have no right, title, or interest therein, except as expressly set forth in this Lease.

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         12.02    Lessee's Assignment. Without the prior written consent of the
Lessor, the Lessee may not:

                  (1) Assign, transfer, pledge, or hypothecate this Lease, the Equipment or any part of it, or any interest in it; or

                  (2)      Sublet the Equipment or any part of it.

12.03 Lessor's Assignment. Without the prior written consent of Lessee, the rights of the Lessor under this Lease may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part.

                                  ARTICLE XIII
                                    INDEMNITY

         The Lessee shall indemnify the Lessor against, and shall hold the Lessee harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages, and liabilities, including attorney's fees, arising out of, connected with, or resulting from the Equipment, including, without limitation, the manufacture, selection, delivery, possession, use, operation, or return of the Equipment.

                                   ARTICLE XIV
                                 PURCHASE OPTION

         Provided Lessee is not otherwise in default hereunder, and no default has occurred which is uncured, Lessee shall have the option to purchase the Equipment at the termination of this Lease. The purchase price shall be $10.00.

                                   ARTICLE XV
                               GENERAL PROVISIONS

         15.01 Expenses. The losing party shall pay all costs and expenses, including attorney's fees, incurred by the prevailing party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof.

         15.02 Concurrent Remedies. No right or remedy herein conferred on or reserved to either party is exclusive or any other right or remedy herein or by law or equity provided or permitted; but each shall be cumulative or every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time.

         15.03 Nonwaiver. No covenant or condition of this Lease may be waived except by the written consent of the party affected. Forbearance or indulgence by either party in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by the party to which the same may apply.

         15.04 Entire Agreement. This Lease constitutes the entire agreement between the Lessor and the Lessee and supersedes any prior understandings or written or oral agreements

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between the parties respecting the within subject matter. It shall not be amended, altered, or changed except by a written agreement signed by the parties hereto.

         15.05 Notices. Service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address hereinabove set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed, and with postage prepaid.

         15.06 Gender; Number. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural. Whenever the word "Lessor" or "Lessee" is used herein, it shall include all assignees of the Lessor and Lessee.

         15.07 Time. Time is of the essence in this Lease and in each and all of its provisions.

         15.08 Texas Law to Apply. This Lease shall be construed under and in accordance with the laws of the State of Texas, and all obligations of the parties created hereunder are performable in Grayson County, Texas.

         15.09 Parties Bound. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns where permitted by this Lease.

         15.10 Legal Construction. If any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision thereof and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         15.11 Replacement Lease. This lease replaces in its entirety, that any leases between the parties hereto related to the Equipment leased hereunder ("Prior Lease"). The Prior Lease is hereby terminated and of no further force and effect.

                       (Signatures Continued on Next Page)

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         IN WITNESS WHEREOF the parties hereto have executed this Lease and day and year first above written.

                                          LESSOR:

                                          LJH, LTD.

                                          By: DLH Management, LLC, General
                                              Partner

                                              By: /s/
                                                  ------------------------------
                                                  Lacy J. Harber, President

                                          LESSEE:

                                          TIMCO AVIATION SERVICES, INC.

                                          By: /s/
                                              ----------------------------------
                                              its:
                                                  ------------------------------

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                                    SCHEDULE

                                EQUIPMENT LEASED


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